EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

AGREEMENT dated as of December 14, 2006, among Mercator Momentum Fund, L.P. ("MMF"), Mercator Momentum Fund III, L.P. ("MMF III"), Monarch Pointe Fund, Ltd. ("Monarch") (collectively, the "Funds") (the Funds and any other holder being referred to as a "Holder" and collectively as the "Holders"), and Interactive Television Networks, Inc., a Nevada corporation (the "Company").

WHEREAS, pursuant to a Subscription Agreement dated as of December 14, 2006 among the Funds and the Company (the "Subscription Agreement"), on the date hereof the Funds have agreed to purchase 933,333 shares of the Company's common stock, par value $0.001 per share (the "Common Stock");

WHEREAS, the Holders currently are the record and beneficial owners of an aggregate of 3,333,333 shares of the Company’s Series A Convertible Preferred Stock (the "Series A Stock"), which shares represent all of the currently issued and outstanding shares of the Series A Stock.

WHEREAS, pursuant to the Subscription Agreement, the Company has agreed to amend the Certificate of Designation of Preferences and Rights of Series A Convertible Preferred Stock as currently on file with the Secretary of State of the State of Nevada (the "Certificate of Designation") to reduce the Conversion Price (as defined in the Series A Certificate of Designation) of the shares of Series A Stock from $3.75 to $0.75 per share. As a result of the decrease in the Conversion Price, all additional 13,333,332 shares of Common Stock will be issuable to the Holders upon the conversion of all of the currently issued and outstanding shares of Series A Stock;

WHEREAS, the Company desires to grant to the Holders the registration rights set forth herein with respect to the 933,333 shares of Common Stock sold in the Subscription Agreement and the additional 13,333,332 shares of Common Stock issuable upon the conversion of the outstanding shares of Series A Stock.

NOW, THEREFORE, the parties hereto mutually agree as follows:

1. Registrable Securities. As used herein the terms "Registrable Security" means (i) the 933,333 shares of Common Stock issued pursuant to the Subscription Agreement, and (ii) the additional 13,333,332 shares of Common Stock issuable to the Holders upon the conversion of all of the currently issued and outstanding shares of Series A Stock as a result of the decrease in the Conversion Price, provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security as of the date of determination that (a) it has been effectively registered under the Securities Act of 1933, as amended (the "Securities Act"), and disposed of pursuant thereto, or (b) registration under the Securities Act is no longer required for the immediate public distribution of such security. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 1.

2. Registration.

(a) The Company shall file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") no later than January 31, 2007 in order to register the resale of the Registrable Securities under the Securities Act. The Company shall cause the Registration Statement to become effective no later than May 11, 2007. Once effective, the Company shall maintain the effectiveness of the Registration Statement until the earliest of the following dates (the "Expiration Date") (i) the date that all of the Registrable Securities have been sold, or (ii) the date that the Company receives an opinion of counsel to the Company that all of the Registrable Securities may be freely traded without registration under the Securities Act, under Rule 144 promulgated under the Securities Act or otherwise..

(b) The Company will initially include in the Registration Statement as Registrable Securities 14,266,665 shares of Common Stock, which number represents the 933,333 shares sold pursuant to the Subscription Agreement and the additional 13,333,332 shares of Common Stock issuable to the Holders upon the conversion of all of the currently issued and outstanding shares of Series A Stock.

(c) If the Company fails to (i) file the Registration Statement with the SEC by January 31, 2007, or (ii) cause the Registration Statement to become effective on or before May 11, 2007, the Company shall pay to Holders an amount equal to One Thousand Five Hundred Dollars ($1,500) per day until the Registration Statement is declared effective.

3. Covenants of the Company with Respect to Registration.

The Company covenants and agrees as follows:

(a) If any stop order shall be issued by the SEC in connection therewith, the Company shall use commercially reasonable efforts to obtain promptly the removal of such order. Following the effective date of the Registration Statement, the Company shall, upon the request of any Holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act, and any other documents necessary or incidental to the public offering of the Registrable Securities, as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of the Holder's Registrable Securities. The obligations of the Company hereunder with respect to the Holder's Registrable Securities are subject to the Holder's furnishing to the Company such appropriate information concerning the Holder, the Holder's Registrable Securities and the terms of the Holder's offering of such Registrable Securities as the Company may reasonably request in writing.

(b) The Company shall pay all costs, fees and expenses in connection with the Registration Statement filed pursuant to Section 2 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses; provided, however, that each Holder shall be solely responsible for the fees of any counsel retained by the Holder in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Registrable Securities sold by the Holder pursuant thereto.

(c) The Company will take all actions which may be required to qualify or register the Registrable Securities included in the Registration Statement for the offer and sale under the securities or blue sky laws of such states as are reasonably requested by each Holder of such securities, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

4. Additional Terms.

(a) The Company shall indemnify and hold harmless the Holders and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for any Holder, any Registrable Securities, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any other registration statement filed by the Company under the Securities Act with respect to the registration of the Registrable Securities, any post-effective amendment to such registration statements, or any prospectus included therein or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by the Holders or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any Holder or underwriter within the meaning of the Securities Act and each officer, director, employee and agent of each Holder and underwriter; provided, however, that the indemnification in this Section 4(a) with respect to any prospectus shall not inure to the benefit of any Holder or underwriter (or to the benefit of any person controlling any Holder or underwriter) on account of any such loss, claim, damage or liability arising from the sale of Registrable Securities by the Holder or underwriter, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to such Holder or underwriter by the Company prior to the subject sale and the subsequent prospectus was not delivered or sent by the Holder or underwriter to the purchaser prior to such sale and provided further, that the Company shall not be obligated to so indemnify any Holder or any such underwriter or other person referred to above unless the Holder or underwriter or other person, as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission based upon information furnished in writing to the Company by the Holder or underwriter expressly for use therein.

(b) The Holders shall indemnify and hold harmless the Company, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any material untrue statement or material omission based upon information furnished in writing to the Company by any Holder expressly for use therein.

(c) If for any reason the indemnification provided for in the preceding section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

(d) Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 4 only to the extent the indemnifying party is prejudiced as a result thereof.

(e) Neither the filing of a Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon any Holder any obligation to sell the Holder's Registrable Securities.

(f) Each Holder, upon receipt of notice from the Company that an event has occurred which requires a Post-Effective Amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Registrable Securities until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

(g) If the Company fails to keep the Registration Statement referred to above continuously effective during the requisite period, then the Company shall, promptly upon the request of any Holder, use commercially reasonable efforts to update the Registration Statement or file a new registration statement covering the Registrable Securities remaining unsold, subject to the terms and provisions hereof, so that the registration of such unsold Registered Securities is maintained for a number of days beyond the Expiration Date equal to the number of days that the Holder is unable to sell pursuant to Section 4(f) above.

(h) Each Holder agrees to provide the Company with any information or undertakings reasonably requested by the Company in order for the Company to include any appropriate information concerning the Holder in the Registration Statement or in order to promote compliance by the Company or the Holder with the Securities Act.

(i) Each Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder.

(j) Each Holder, on behalf of itself, its affiliates, its successors and assigns and any other direct or indirect transferee holding any of the Series A Stock or the Registrable Securities, hereby covenants and agrees not to, directly or indirectly, offer to "short sell", contract to "short sell" or otherwise "short sell" or encourage others to "short sell" any securities of the Company, including, without limitation, shares of Common Stock that will be received as a result of the conversion of the Series A Stock; provided, however, that nothing contained herein shall prohibit the Funds from selling any Registrable Securities "against the box."

5. Governing Law. The Registrable Securities will be, if and when issued, delivered in California. This Agreement shall be deemed to have been made and delivered in the State of California and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal substantive laws of the State of California, without giving effect to the choice of law rules thereof.

6. Amendment. This Agreement may only be amended by a written instrument executed by the Company and the Holders.

7. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

8. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

9. Notices. All communications hereunder shall be in writing and shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or by facsimile at the addresses set forth below.

If to the Funds	c/o M.A.G. Capital, LLC
555 South Flower Street, Suite 4500
Los Angeles, CA 90071
Facsimile: (213) 533-8285
Attention: David Firestone
or: Harry Aharonian

With a copy to
Ricardo J. Hollingsworth
Kirkpatrick & Lockhart Nicholson Graham LLP
599 Lexington Avenue
New York, NY 10022-6030
Tel : 212-536-4859
Fax: 212-536-3901

If to the Company,	Interactive Television Networks, Inc.
2010 Main Street, Suite 500
Irvine, California 92614
Facsimile: (888) 886-1305
Attention: Murray Williams, CFO

All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed certified mail, return receipt requested; (iii) one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; (iv) the date of transmission if sent via facsimile to the facsimile number as set forth in this Section or the signature page hereof prior to 4:00 p.m. on a business day, or (v) the business day following the date of transmission if sent via facsimile at a facsimile number set forth in this Section or on the signature page hereof after 4:00 p.m. or on a date that is not a business day. Change of a party's address or facsimile number may be designated hereunder by giving notice to all of the other parties hereto in accordance with this Section.

10. Binding Effect; Benefits. Any Holder may assign its rights hereunder. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives and successors, any rights or remedies under or by reason of this Agreement.

11. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

12. Severability. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

13. Jurisdiction. Each of the parties irrevocably agrees that any and all suits or proceedings based on or arising under this Agreement may be brought only in and shall be resolved in the federal or state courts located in the City of Los Angeles, California and consents to the jurisdiction of such courts for such purpose. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in any such court. Each of the parties further agrees that service of process upon such party mailed by first class mail to the address set forth in Section 9 shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the right of either party to serve process in any other manner permitted by law. Each of the parties agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

14. Attorneys' Fees and Disbursements. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys’ fees and disbursements in addition to any other relief to which the prevailing party or parties may be entitled.

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IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

INTERACTIVE TELEVISION NETWORKS, INC.
By:__________________________
Name: Charles Prast
Its: Chief Executive Officer
FUNDS:

Mecator Momentum Fund, L.P.

By:	__________________________
David Firestone
Managing Partner

By:	__________________________
Harry Aharonian
Portfolio Manager

Mecator Momentum Fund III, L.P.

By:	__________________________
David Firestone
Managing Partner

__________________________
Harry Aharonian
Portfolio Manager
Monarch Pointe Fund Ltd.

By:	__________________________
David Firestone
Managing Partner

By:	__________________________
Harry Aharonian
Portfolio Manager